ING SEPARATE PORTFOLIOS TRUST

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated October 25, 2012

to the Funds’ Class P Shares Prospectus (“Prospectus”)

dated July 31, 2012

Effective immediately, the Funds’ Prospectus is hereby revised as follows:

1.

The last sentence in the first paragraph of the section entitled “Dividends, Distributions, and Taxes – Dividends and Distributions” of the statutory section of the Funds’ Prospectus is hereby deleted and replaced with the following:

Each Fund also declares and pays dividends consisting of ordinary income, if any, monthly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE